UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2008


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                            ------------------------
                 (State or other jurisdiction of incorporation)


          1-14244                                       84-1214736
----------------------------------------   -------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)

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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 8.  OTHER EVENTS

         Item 8.01 Other Events.

         On October 14, 2008, effective as of October 1, 2008, Environmental Service Professionals, Inc., a Nevada corporation (the "Company"), entered into a Memorandum of Understanding on Cooperation of Services Agreement (the "Agreement") with ConSol, a California corporation ("ConSol"). The Agreement represents the good faith intentions of the parties to collaborate on developing ESP to be recognized and promoted as the "premier" home energy rating and green inspection company in California by January 1, 2009. Under the terms of the Agreement, ESP and ConSol agree to negotiate three additional agreements between the parties, including an affinity agreement regarding ESP's Healthy Living Maintenance Program and two consulting agreements pursuant to which ConSol will provide consulting services to ESP in order to assist ESP with the enhancement, expansion, and coordination of its services in California and nationally. ESP and ConSol also agreed to promote jointly positive environmental and energy solutions for homeowners nationwide, as well as regulatory, legislative and public policy positions that support the same.

         A copy of the Memorandum of Understanding on Cooperation of Services Agreement is attached to this report as an Exhibit.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

        (d)  Exhibits

               99.1.Memorandum  of  Understanding  on  Cooperation  of  Services
                    Agreement with ConSol, a California corporation, dated as of October 14, 2008.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                                        (Registrant)

Date:  October 17, 2008


                           \s\  Edward Torres, Chief Executive Officer
                           -------------------------------------------
                           Edward Torres, Chief Executive Officer






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